SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2014

Rockdale Resources Corporation
(Exact name of registrant as specified in its charter)

Colorado	000-52692	86-1061005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

710 N. Post Road, Suite 512 Houston, TX	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 512-537-2257

5114 Balcones Woods Drive, Suite 307-511 Austin, TX 78759 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 15, 2014 we entered into a Master Service Contract for Operations and Maintenance Services Agreement with Jovian Petroleum Corporation, a copy of which is attached to this Form 8k as Exhibit 10.1. The terms of the agreement provide that Jovian Petroleum Corporation will provide the field personnel and field accounting, together with the necessary technical and administrative assistance required to operate and maintain the our production facility on our behalf in consideration of fee of $10,000 per month. The agreement is for a minimum of three months and will continue month to month thereafter. This summary description is qualified in its entirety by the text of the agreement attached hereto and incorporated by this reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 15, 2014, Matt Ferguson submitted a notice of resignation as director. His resignation was effective December 15, 2014. There was no known disagreement with Mr. Ferguson on any matter relating to the Company’s operations, policies or practices.

On December 15, 2014, our board of directors appointed Lee Lytton as a director and corporate secretary.

Lee Lytton, 71, our newly appointed director and corporate secretary, is currently a tenured professor at St. Mary’s Law School in San Antonio, Texas. For the last 26 years, Mr. Lytton has taught Oil and Gas Law, Texas Land and Titles, Mortgages and Real Estate Financing and Water Law courses. Prior to that Mr. Lytton was a founding member and general counsel to a South Texas Oil and Gas Operating Company for 10 years. He currently serves on the board of Fairway Medical Technologies, Inc., a private corporate and on the board of South Texans’ Property Rights Association, a non-profit corporation.

Mr. Lytton earned a Bachelor of Arts degree at St. Edward’s University, Austin, Texas in 1966 and earned his Juris Doctor degree from St. Mary’s University in 1968. He was admitted to the Texas Bar in 1968.

We conclude that Mr. Lytton would be a valuable addition to our board of directors based on his years of experience in the oil and gas industry.

The Company agreed to issue 100,000 shares of common stock in the name of Lee Lytton as consideration for his services. Mr. Lytton previously purchased 33,000 shares of common stock in a private offering of the Company.

There are no family relationships between Mr. Lytton and any of our other directors or executive officers.

Item 8.01 Other Events

On December 19, 2014, the Company issued a press release announcing the addition of Lee Lytton as a Director and Corporate Secretary. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
Exhibit 10.1	Master Service Contract for Operations and Maintenance Services Agreement with Jovian Petroleum Corporation
Exhibit 17.1	Resignation of Matt Ferguson
Exhibit 99.1	Press Release, dated December 19, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockdale Resources Corporation

/s/ David Baker
David Baker Chief Executive Officer

Date: December 19, 2014

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